                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /    Preliminary Proxy Statement

     / /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     / /    Definitive Proxy Statement

     /X/    Definitive Additional Materials

     / /    Soliciting Material Under Rule 14a-12

                            WHITEHALL JEWELLERS, INC.
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                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
                       NEWCASTLE CAPITAL MANAGEMENT, L.P.
                         NEWCASTLE CAPITAL GROUP, L.L.C.
                              JWL ACQUISITION CORP.
                                 MARK E. SCHWARZ
                                 STEVEN J. PULLY
                                 JOHN P. MURRAY
                                 MARK A. FORMAN
                               CLINTON J. COLEMAN
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/    No fee required.

     / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)    Title  of each  class  of  securities  to which  transaction  applies:

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     (2)    Aggregate number of securities to which transaction applies:

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     (3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was  determined):

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     (4)    Proposed maximum aggregate value of transaction:

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     (5)    Total fee paid:

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     / /    Fee paid previously with preliminary materials:

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     / /    Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

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     (2)    Form, Schedule or Registration Statement No.:

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     (3)    Filing Party:

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     (4)    Date Filed:

         Newcastle  Partners,  L.P.  ("Newcastle"),   together  with  the  other
participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in  connection  with the definitive filing with the SEC of a proxy statement and accompanying  proxy card to be used to solicit votes against proposals of Whitehall Jewellers,  Inc. (the
"Company")  relating to a pending financing  transaction between the Company and investment  funds  managed by Prentice  Capital  Management,  L.P.  and Holtzman
Opportunity Fund, L.P. and for the election of its slate of director nominees at a special meeting of stockholders scheduled for January 25, 2006.

         Item 1: On January  24,  2006,  Newcastle  issued the  following  press release:

PRESS RELEASE

CONTACTS:
Daniel H. Burch (212)-929-5748
Jeanne M. Carr (212)-929-5916
MacKenzie Partners, Inc.

FOR IMMEDIATE RELEASE:
---------------------

            NEWCASTLE PARTNERS SUBMITS REVISED MERGER DOCUMENTS AFTER
                          NEGOTIATIONS WITH WHITEHALL

      NEWCASTLE BELIEVES ALL ISSUES RAISED BY WHITEHALL HAVE BEEN SATISFIED

         DALLAS,  TX - JANUARY 24, 2006 -- Newcastle  Partners,  L.P.  announced today that it had delivered to Whitehall Jewellers, Inc. (Pink Sheets: JWLR.PK),
revised  merger  documents that it believes  satisfies all conditions  raised by
Whitehall.  Newcastle expressed its hope that the Whitehall Board will determine today  that its $1.50 per share  offer is  superior  to the  Prentice  financing transaction  and that it will be able to complete its purchase of Whitehall in a two-step tender offer.

         Following the  determination  by the Whitehall Board that the Newcastle transaction  is  superior,  Prentice  would  have  up to 10 days  to  match  the
Newcastle  offer and, if it fails to do so, the Whitehall  Board would then have the opportunity to execute the Newcastle $1.50 merger agreement papers.

         Newcastle  continues  to believe its $1.50 per share cash tender  offer and  proposed  merger  agreement  at the same price is clearly  superior  to the
Prentice  financing  proposal  which  offers  no  payments  of any  kind  to the
Whitehall shareholders.

         Mark Schwarz,  managing  partner of Newcastle  stated,  "It's important that stockholders vote against the inferior Prentice transaction and the related reverse split proposals on Newcastle's GREEN proxy card today.  Stockholders can vote by internet or  telephone  at any time prior to midnight  tonight.  We urge stockholders to protect their  investment in Whitehall by voting the GREEN proxy card today."

         Stockholders  who need  assistance  in voting  their shares or changing their prior vote for the inferior  Prentice  financing should contact  MacKenzie
Partners at (800) 322-2885 or by email at proxy@mackenziepartners.com.

          Stockholders  are  reminded  that both of the leading  proxy  advisory services,  ISS and Glass Lewis,  have recommended that stockholders vote against the Prentice financing proposals.

         The  solicitation  and the  offer to buy  Whitehall  Jewellers,  Inc.'s common  stock is only  made  pursuant  to the  Offer  to  Purchase  and  related materials that  Newcastle  Partners,  L.P. and JWL  Acquisition  Corp.  filed on
December 5, 2005, as amended December 22, 2005, January 4, 2006, January 5, 2006 and January 9, 2006.  Stockholders should read the Offer to Purchase and related materials  carefully because they contain important  information,  including the terms and conditions of the offer. Stockholders can obtain the Offer to Purchase and related  materials free at the SEC's website at www.sec.gov,  from MacKenzie
Partners, the Information Agent for the offer, or from Newcastle Partners, L.P.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

Newcastle Partners, L.P. ("Newcastle"), together with the other Participants (as defined below),  has made a definitive  filing with the SEC of a proxy statement
(the "Definitive  Proxy  Statement") and  accompanying  proxy card to be used to solicit votes against  proposals of Whitehall  Jewellers,  Inc. (the  "Company")
relating to a pending financing  transaction  between the Company and investment funds  managed by Prentice  Capital  Management,  L.P. and Holtzman  Opportunity
Fund,  L.P. and for the election of its slate of director  nominees at a special meeting of stockholders scheduled for January 25, 2006 (the "Special Meeting").

NEWCASTLE  ADVISES ALL  STOCKHOLDERS  OF THE COMPANY TO READ THE PROXY STATEMENT
AND OTHER  PROXY  MATERIALS  RELATING  TO THE  SPECIAL  MEETING  AS THEY  BECOME
AVAILABLE BECAUSE THEY CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE
AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION,
THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY MATERIALS,
WITHOUT  CHARGE,  UPON  REQUEST.  REQUESTS FOR COPIES  SHOULD BE DIRECTED TO THE
PARTICIPANTS'  PROXY  SOLICITOR,  MACKENZIE  PARTNERS,  INC.,  AT ITS  TOLL-FREE
NUMBER: (800) 322-2885 OR BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN THE  PROXY  SOLICITATION  ARE  NEWCASTLE  PARTNERS,  L.P.,
NEWCASTLE  CAPITAL  MANAGEMENT,   L.P.,  NEWCASTLE  CAPITAL  GROUP,  L.L.C,  JWL
ACQUISITION  CORP., MARK E. SCHWARZ,  STEVEN J. PULLY,  JOHN P. MURRAY,  MARK A.
FORMAN AND CLINTON J. COLEMAN (THE  "PARTICIPANTS").  INFORMATION  REGARDING THE
PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IS AVAILABLE IN THE SCHEDULE
13D JOINTLY  FILED WITH THE SEC ON APRIL 19, 2005,  AS  SUBSEQUENTLY  AMENDED ON
JULY 7, 2005, OCTOBER 27, 2005,  NOVEMBER 30, 2005,  DECEMBER 5, 2005,  DECEMBER
14, 2005,  DECEMBER 29, 2005, JANUARY 5, 2006, JANUARY 9, 2006, JANUARY 13, 2006
AND JANUARY 18, 2006 AND THE DEFINITIVE PROXY STATEMENT.

         Item 2: On January  24,  2006,  Newcastle  issued the  following  press release:

PRESS RELEASE

CONTACTS:
Daniel H. Burch (212)-929-5748
Jeanne M. Carr (212)-929-5916
MacKenzie Partners, Inc.

FOR IMMEDIATE RELEASE:
---------------------

             NEWCASTLE PARTNERS IS PLEASED THAT WHITEHALL JEWELLERS
              HAS ANNOUNCED ITS SUPPORT FOR NEWCASTLE TRANSACTION

            NEWCASTLE OFFER OF $1.50 PER SHARE IS DEEMED SUPERIOR TO
                     PRENTICE FINANCING BY WHITEHALL BOARD

         DALLAS,  TX - JANUARY 24, 2006 -- Newcastle  Partners,  L.P.  announced today that the Board of Directors of Whitehall  Jewellers,  Inc.  (Pink  Sheets:
JWLR.PK) has deemed its offer of $1.50 per share for Whitehall's common stock to be superior to the Prentice financing proposals and that the Board has withdrawn its support and recommendation for the Prentice transaction.

         Speaking on behalf of Newcastle, managing partner Mark Schwarz, stated,
"We are pleased that the  Whitehall  Board has come to the  conclusion  that our offer of $1.50 per share is superior to the Prentice Financing  transaction.  We look  forward  to  working  together  with  the  Board  and  management  towards consummating our transaction as quickly as possible. We are also looking forward to working with  Whitehall's  other partners and  constituencies,  including its vendors and lenders as well as  Whitehall's  dedicated  employees and customers.
Whitehall is an  important  company  with a rich  heritage  and  valuable  brand equity.  We are very excited to have reached this  milestone and look forward to
Whitehall's success in the future."

         The  solicitation  and the  offer to buy  Whitehall  Jewellers,  Inc.'s common  stock is only  made  pursuant  to the  Offer  to  Purchase  and  related materials that  Newcastle  Partners,  L.P. and JWL  Acquisition  Corp.  filed on
December 5, 2005, as amended December 22, 2005, January 4, 2006, January 5, 2006 and January 9, 2006.  Stockholders should read the Offer to Purchase and related materials  carefully because they contain important  information,  including the terms and conditions of the offer. Stockholders can obtain the Offer to Purchase and related  materials free at the SEC's website at www.sec.gov,  from MacKenzie
Partners, the Information Agent for the offer, or from Newcastle Partners, L.P.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

Newcastle Partners, L.P. ("Newcastle"), together with the other Participants (as defined below),  has made a definitive  filing with the SEC of a proxy statement
(the "Definitive  Proxy  Statement") and  accompanying  proxy card to be used to solicit votes against  proposals of Whitehall  Jewellers,  Inc. (the  "Company")

relating to a pending financing  transaction  between the Company and investment funds  managed by Prentice  Capital  Management,  L.P. and Holtzman  Opportunity
Fund,  L.P. and for the election of its slate of director  nominees at a special meeting of stockholders scheduled for January 25, 2006 (the "Special Meeting").

NEWCASTLE  ADVISES ALL  STOCKHOLDERS  OF THE COMPANY TO READ THE PROXY STATEMENT
AND OTHER  PROXY  MATERIALS  RELATING  TO THE  SPECIAL  MEETING  AS THEY  BECOME
AVAILABLE BECAUSE THEY CONTAIN IMPORTANT  INFORMATION.  SUCH PROXY MATERIALS ARE
AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION,
THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY MATERIALS,
WITHOUT  CHARGE,  UPON  REQUEST.  REQUESTS FOR COPIES  SHOULD BE DIRECTED TO THE
PARTICIPANTS'  PROXY  SOLICITOR,  MACKENZIE  PARTNERS,  INC.,  AT ITS  TOLL-FREE
NUMBER: (800) 322-2885 OR BY E-MAIL AT: PROXY@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN THE  PROXY  SOLICITATION  ARE  NEWCASTLE  PARTNERS,  L.P.,
NEWCASTLE  CAPITAL  MANAGEMENT,   L.P.,  NEWCASTLE  CAPITAL  GROUP,  L.L.C,  JWL
ACQUISITION  CORP., MARK E. SCHWARZ,  STEVEN J. PULLY,  JOHN P. MURRAY,  MARK A.
FORMAN AND CLINTON J. COLEMAN (THE  "PARTICIPANTS").  INFORMATION  REGARDING THE
PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IS AVAILABLE IN THE SCHEDULE
13D JOINTLY  FILED WITH THE SEC ON APRIL 19, 2005,  AS  SUBSEQUENTLY  AMENDED ON
JULY 7, 2005, OCTOBER 27, 2005,  NOVEMBER 30, 2005,  DECEMBER 5, 2005,  DECEMBER
14, 2005,  DECEMBER 29, 2005, JANUARY 5, 2006, JANUARY 9, 2006, JANUARY 13, 2006
AND JANUARY 18, 2006 AND THE DEFINITIVE PROXY STATEMENT.